--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1998

Dear Trust Shareholder:

       U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation and moderate economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,

/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                    ------------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                January 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the six months ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLK". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

================================================================================
                             12/31/97    6/30/97    CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE                 $8.563     $8.125      5.39%      $8.625   $8.125
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)        $9.37      $9.10      2.97%       $9.39    $9.15
--------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE    5.71%      6.38%     -67 bp       6.38%    5.68%
================================================================================

THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during the second half of 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      The market for mortgage-backed securities (MBS) underperformed the broader investment grade bond market for the six months ended December 31, 1997, as declining interest rates began to ignite prepayment fears and widen yield spreads. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. However, mortgage rates fell below the critical 7% threshold toward year-end, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 5.36% total return versus the 6.38% return of the LEHMAN BROTHERS AGGREGATE INDEX.

      A three-year trend of positive performance for investment grade corporates ended abruptly in the fourth quarter of 1997 due to the Asian crisis. The financial turmoil in Asia caused a decline in credit quality ratings and created selling pressure for Asian Yankee bonds. Domestic corporate bonds fared better, but the potential for lower corporate earnings and a large influx of new issues into the market caused yields to rise. As a result, corporates underperformed Treasuries in 1997 for only the second time in the past decade. With the U.S. economy remaining firm, domestic corporate bond fundamentals remain fairly positive. At wider spread levels, we see value in higher rated and improving domestic credits.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 1997 asset composition.

================================================================================
                       THE BLACKROCK 2001 TERM TRUST INC.
================================================================================
     COMPOSITION                               DECEMBER 31, 1997  JUNE 30, 1997
--------------------------------------------------------------------------------
     Corporate Bonds                                  19%             16%
--------------------------------------------------------------------------------
     U.S. Treasury Securities                         18%             27%
--------------------------------------------------------------------------------
     Taxable Zero Coupon Bonds                        14%             14%
--------------------------------------------------------------------------------
     Mortgage Pass-Throughs                           10%             13%
--------------------------------------------------------------------------------
     Agency Multiple Class Mortgage Pass-Throughs     10%              8%
--------------------------------------------------------------------------------
     Stripped Mortgage-Backed Securities               7%              8%
--------------------------------------------------------------------------------
     Asset-Backed Securities                           7%              5%
--------------------------------------------------------------------------------
     Money Market Instruments                          6%              2%
--------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities             5%              4%
--------------------------------------------------------------------------------
     Municipal Bonds                                   2%              1%
--------------------------------------------------------------------------------
     Adjustable Rate Mortgages                         1%              2%
--------------------------------------------------------------------------------
     Inverse Floating Rate Mortgages                   1%              0%
--------------------------------------------------------------------------------
     CMO Residuals                                     0%              0%
================================================================================


================================================================================
                             RATING % OF CORPORATES
================================================================================
            CREDIT RATING              DECEMBER 31, 1997          JUNE 30, 1997
--------------------------------------------------------------------------------
          AAA or equivalent                    1%                       1%
--------------------------------------------------------------------------------
          AA or equivalent                     9%                       9%
--------------------------------------------------------------------------------
           A or equivalent                    56%                      55%
--------------------------------------------------------------------------------
          BBB or equivalent                   29%                      30%
--------------------------------------------------------------------------------
                  N/R                          5%                       5%
================================================================================



      We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. Specifically, the Trust has seen a material increase in its investment grade corporate bond allocation over the past six months. We believe that the Trust's stake in bullet maturity securities, particularly corporate bonds, will aid the Trust in reaching its target termination value of $10.00 per share while maintaining a relatively stable dividend stream. The Trust has been a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise.

      We appreciate your investment in The BlackRock 2001 Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM

Sincerely,

/s/ Robert S. Kapito                        /s/ Michael p. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

================================================================================
                       THE BLACKROCK 2001 TERM TRUST INC.
================================================================================
   Symbol on New York Stock Exchange:                                BLK
--------------------------------------------------------------------------------
   Initial Offering Date:                                       July 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/97:                              $8.563
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/97:                                  $9.37
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/97 ($8.563)1:            4.67%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.0333
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.40
================================================================================

---------------
1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
  RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--122.5%
                 MORTGAGE PASS-THROUGHS--13.3%
                 Federal Home Loan Mortgage
                   Corporation,
        $ 1,916    6.50%, 09/01/25 - 01/01/99 ...................    $ 1,893,471
          3,024    7.50%, 11/01/23 ..............................      3,096,750
         25,224    8.144%, 12/01/01,
                     7 Year Multifamily .........................     26,185,569
         14,040    8.50%, 06/01/11 - 04/01/19 ...................     14,688,124
         10,104    8.60%, 05/01/02,
                     7 Year Multifamily .........................     10,640,934
                 Federal Housing Administration,
          6,040    Massachusetts Housing
                   Finance Agency, Series 1991-B,
                   Class B, 6.85%, 10/01/20 .....................      5,928,381
                 Federal National Mortgage
                   Association,
         22,565    7.00%, 01/01/19 - 10/01/22 ...................     22,729,057
          7,719    7.50%, 09/01/07 - 07/01/23 ...................      7,989,905
          6,487    7.66%, 01/01/01,
                     7 Year Multifamily .........................      6,574,525
         10,455    7.695%, 05/01/01,
                     7 Year Multifamily .........................     10,595,635
         11,277    7.79%, 02/01/01,
                     7 Year Multifamily .........................     11,455,195
          6,706    8.00%, 10/01/09 - 01/01/23 ...................      6,973,015
          3,780    8.00%, 03/01/01,
                     7 Year Multifamily .........................      3,848,440
          3,700    8.49%, 04/01/01,
                     7 Year Multifamily .........................      3,773,807
          7,818    8.50%, 11/01/03 - 05/01/10
                     15 Year ....................................      8,158,011
          2,434    8.69%, 04/01/01,
                     7 Year Multifamily .........................      2,576,700
                 Government National
                   Mortgage Association,
          8,556    8.00%, 01/15/23 ..............................      8,868,642
          6,275    8.50%, 06/15/21 ..............................      6,591,050
         13,365    9.50%, 06/15/17 - 10/15/17 ...................     14,470,400
                                                                     -----------
                                                                     177,037,611
                                                                     -----------
                 MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--13.7%
  AAA       412  Collateralized Mortgage
                   Securities Corporation,
                   Series F, Class F-4A,
                   11/01/15 .....................................        447,117
                 Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
          2,609    Series G-29, Class G-29-IA,
                   06/25/20 (I) .................................        281,183
         17,275    Series G-30, Class G-30-J,
                     02/25/23 (I) ...............................      2,600,549
         15,976    Series G-32, Class G-32-PT,
                     02/25/19 (I) ...............................      1,738,642
          4,034    Series G-32, Class G-32-TT,
                     02/25/19 (I) ...............................        405,332
         32,964    Series 1261, Class 1261-H,
                     08/15/19 ...................................     33,818,706
          4,700    Series 1378, Class 1378-DA,
                     01/15/18 (I) ...............................      1,116,922
             38    Series 1388, Class 1388-G,
                     05/15/06 (I) ...............................        614,447
          1,123    Series 1563, Class 1563-SB,
                     08/15/08 (ARM) .............................      1,130,156
          2,577    Series 1606, Class 1606-SB,
                     11/15/08 (ARM) .............................      2,510,830
         52,342    Series 1954, Class 1954-MD,
                     03/15/16 (I) ...............................      6,785,118
                 Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
          7,296    6.125%, Series 1993-ML,
                     Class M2-H, 11/25/03,
                     Multifamily ................................      7,282,446
          3,019    Trust 269, Class 269-1,
                     08/01/22 ...................................      3,224,185
          6,633    Trust 1990-144, Class 144-W,
                     12/25/20 ...................................      7,342,208
         15,000    Trust 1992-43, Class 43-E,
                     04/25/22 ...................................     15,431,259
         10,000    Trust 1992-122, Class 122-PJ,
                     06/25/19 ...................................     10,181,900
          1,669    Trust 1992-184, Class 184-SA,
                     06/25/22 (ARM) .............................      1,762,318
          1,500    Trust G1993-17, Class 17-SH,
                     04/25/23 (ARM) .............................        951,645
          5,186    Trust 1993-68, Class 68-PJ,
                     11/25/06 (I) ...............................        479,383
          2,050    Trust 1993-71, Class 71-PG,
                     07/25/07 ...................................      2,050,758
            843    Trust 1993-99, Class 99-SB,
                     07/25/23 (ARM) .............................        842,110
          1,556    Trust 1993-117, Class 117-S,
                     07/25/08 (ARM) .............................      1,467,026
         15,350    Trust 1993-152, Class 152-D,
                     08/25/23 (P) ...............................     14,061,828
          6,874    Trust 1993-196, Class 196-SM,
                     10/25/08 (ARM) .............................      6,027,902

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
  RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--(CONT'D)
        $ 5,904    Trust 1993-214, Class 214-SO,
                     12/25/08 (ARM) .............................    $ 5,398,040
          1,162    Trust 1993-222, Class 222-B,
                     07/25/22 (P) ...............................        990,917
          1,886    Trust 1994-42, Class 42-SM,
                     01/25/24 (ARM) .............................      1,823,143
          3,833    Trust 1994-46, Class 46-B,
                     11/25/23 (P) ...............................      3,763,142
          2,396    Trust 1994-53, Class 53-DA,
                     11/25/23 (P) ...............................      2,273,911
         12,224    Trust 1996-T6, Class T6-C,
                     02/26/01 ...................................     12,166,578
          3,117    Trust 1996-T6, Class T6-D,
                     02/26/01 ...................................      3,134,056
         23,700    Trust 1997-50, Class 50-HK,
                     08/25/27 (I) ...............................      9,235,594
          7,210  Government National Mortgage
                   Association, REMIC,
                   Trust 1994-1, Class 1-PL,
                   06/16/24 (I) .................................      1,298,134
  AAA    18,949  Residential Asset Securitization,
                   Trust 1997-A9, Class A1,
                   11/26/27 .....................................     19,175,816
                                                                     -----------
                                                                     181,813,301
                                                                     -----------
                 COMMERCIAL MORTGAGE BACKED
                   SECURITIES--6.0%
  BBB    10,000  CBA Mortgage Corporation,
                   Series 1993-C1, Class D,
                   12/25/03 .....................................     10,067,400
  AA+     3,444  Central Life Assurance Co.,
                   Series 1994-1, Class A2,
                   11/01/20 # ...................................      3,579,828
  AAA   126,884  CS First Boston Mortgage Corp.,
                   Series 1997-C1, Class AX,
                   06/20/29 # ...................................     14,333,962
  AAA     5,200  PaineWebber Mortgage Acceptance
                   Corp., Series 1995-M1,
                   Class A, 01/15/07 # ..........................      5,263,924
  A-      6,000  Phoenix Real Estate Incorporated,
                   Series 1993-1, Class C,
                   11/25/23 .....................................      6,065,625
                 Resolution Trust Corporation,
  AA-     6,151    Series 1992-C6, Class B,
                     07/25/24 ...................................      6,150,633
  AA      8,050    Series 1994-C1, Class C,
                     06/25/26 ...................................      8,200,938
  A       5,563    Series 1994-C2, Class D,
                     04/25/25 ...................................      5,633,427
  BBB     3,000    Series 1995-C1, Class D,
                     02/25/27 ...................................      2,971,875
  AA      4,859  Salomon Brothers,
                   Series 1997-TZH, Class A1,
                   03/25/25 .....................................      4,992,759
  AAA    12,800  Structured Asset Securities
                   Corporation, Series 1996-CFL,
                   Class B, 02/25/28                                  12,711,438
                                                                    ------------
                                                                      79,971,809
                                                                    ------------
                 CORPORATE BONDS--22.8%
                 BANKING AND FINANCE--10.1%
  A3      1,300@ Amsouth Bancorporation,
                   6.75%, 11/01/25 ..............................      1,305,551
  A-      5,000  Aristar Incorporated,
                   7.25%, 06/15/01 ..............................      5,151,700
                 Associates Corporation,
  AA-     5,000    6.68%, 07/25/00 ..............................      5,065,850
  AA-     5,000    7.46%, 03/28/00 ..............................      5,139,000
  A-     15,000  Donaldson, Lufkin & Jenrette,
                   5.625%, 02/15/16 .............................     14,725,650
  A+      6,750  Goldman Sachs Group LP,
                   6.20%, 12/15/00 # ............................      6,739,470
  A3      5,000  Great Western Financial Corporation,
                   6.375%, 07/01/00 .............................      5,018,400
  A       7,000  Household Finance Corporation,
                   6.65%, 05/26/98 ..............................      7,020,650
  A1      5,700  Meridian Bancorp Incorporated,
                   6.625%, 06/15/00 .............................      5,756,158
                 Merrill Lynch & Co. Incorporated,
  AA-     7,200    6.00%, 01/15/01 ..............................      7,169,832
  AA-     5,800    6.00%, 03/01/01 ..............................      5,769,956
  A+      3,800  Morgan Stanley Incorporated,
                   5.75%, 02/15/01 ..............................      3,756,338
  A+     10,000  NationsBank Corporation,
                   7.00%, 09/15/01 ..............................     10,279,400
  BBB    12,500  Salomon Incorporated,
                   6.625%, 11/30/00 .............................     12,606,625
                 Salomon Smith Barney Holdings
                   Incorporated,
  A      13,000    5.875%, 02/01/01 .............................     12,831,910
  A       3,600    7.00%, 05/15/00 ..............................      3,653,784
  A       1,925  Security Pacific Corporation,
                   11.00%, 03/01/01 .............................      2,184,551
  A      15,000  Transamerica Finance Corporation,
                   6.75%, 06/01/00 ..............................     15,177,150
  BBB+    5,000  Union Planters National Bank,
                   6.76%, 10/30/01 ..............................      5,069,887
                                                                     -----------
                                                                     134,421,862
                                                                     -----------
                 INDUSTRIAL--4.7%
  BBB     7,500  Erac Usa Finance Company,
                   7.00%, 06/15/00 # ............................      7,623,407
  A      10,000  Ford Motor Credit,
                   6.18%, 12/27/01 ..............................      9,995,000
  A-     20,600  General Motors Acceptance
                   Corporation,
                   6.125%, 09/18/98 .............................     20,613,997
  A-      7,000  Hospital Corporation,
                   Zero Coupon, 06/01/01 ........................      5,480,090

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
  RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS--(CONT'D)
                 INDUSTRIAL
  BBB-  $ 6,000  RJR Nabisco Brands Incorporated,
                   8.00%, 07/15/01 ..............................    $ 6,177,600
                 Sears Roebuck & Company,
  A-      4,250    6.50%, 06/15/00 ..............................      4,289,312
  A-      5,000    7.29%, 04/24/00 ..............................      5,108,356
  BBB     3,500  Tenneco Credit Corporation,
                   8.075%, 10/01/02 .............................      3,744,370
                                                                     -----------
                                                                      63,032,132
                                                                     -----------
                 UTILITIES--1.1%
  BBB     9,000  Pacificorp Holdings,
                   6.75%, 04/01/01 # ............................      8,964,990
  BBB+    5,000  Potomac Capital Corporation,
                   6.90%, 08/09/00 # ............................      5,056,050
                                                                     -----------
                                                                      14,021,040
                                                                     -----------
                 YANKEE--6.7%
                 African Development,
  Aa1     5,000    7.75%, 12/15/01 ..............................      5,270,293
  Aaa     3,350    8.625%, 05/01/01 .............................      3,594,264
  BBB-   15,000  Empresa Electric Guacolda,
                   7.60%, 04/30/01 # ............................     15,208,578
  A       4,000  Household Finance Corporation,
                   7.45%, 04/01/00 ..............................      4,111,240
  A3      6,500  Slovenia (Republic of),
                   7.00%, 08/06/01 # ............................      6,541,287
  A+     18,000  Quebec (Province of),
                   9.125%, 08/22/01 .............................     19,560,641
  BBB-    6,880  Terra Nova Insurance United
                   Kingdom Holdings PLC,
                    10.75%, 07/01/05 ............................      7,654,000
  BBB-   12,000  Transpatadora de Gas
                   10.25%, 04/25/01 .............................     12,423,058
  NR     15,000  US Remittance Master,
                   Zero Coupon, 01/01/01 ........................     15,079,687
                                                                     -----------
                                                                      89,443,048
                                                                     -----------
                OTHER--0.2%
  BBB-    3,000  Colombia (Republic of),
                   8.00%, 06/14/01 ..............................      3,031,798
                                                                     -----------
                 Total Corporate Bonds                               303,949,880
                                                                     -----------
                 ASSET-BACKED SECURITIES--9.3%
  AAA     6,311  Amresco Securitized Interest,
                   Series 1996-1, Class A,
                   8.10%, 04/26/26 # ............................      6,273,818
  AAA    23,718  Chase Manhattan Grantor Trust,
                   Series 1996-B, Class A,
                   6.61%, 09/15/02 ..............................     23,858,579
  AAA    35,000@ Citibank Credit Card Trust,
                   Series 1996-1, Class A,
                   5.79%, 02/07/03 ..............................     29,017,100
  AAA    15,000  Keycorp Student Loan Trust,
                   Series 1997-1, Class A2,
                   6.00%, 01/27/23 ..............................     14,943,750
  AAA     3,051  NationsBank Auto Grantor Trust,
                   Series 1995-A, Class A,
                   5.85%, 06/15/02 ..............................      3,046,331
  AAA    10,000  SMS Student Loan Trust,
                   Series 1997-A, Class A,
                   5.76%, 10/27/25 ..............................      9,846,875
  AAA     5,750  Standard Credit Card Master Trust,
                   Series 1995-3, Class A,
                   7.85%, 02/07/02 ..............................      5,933,252
                 Structured Mortgage Asset,
  AAA    11,396    Series 1997-2,
                     8.24%, 03/15/06 ............................     11,468,666
  AAA    11,822    Series 1997-3,
                     8.72%, 04/15/06 ............................     12,024,705
  AAA     6,784    Series 1997-4,
                     7.85%, 09/15/01 ............................      6,825,010
                                                                     -----------
                                                                     123,238,086
                                                                     -----------
                 STRIPPED MORTGAGE-BACKED
                   SECURITIES--8.1%
  Aaa     5,100  CMO Mortgage Investors Trust,
                   Collateralized Mortgage
                   Obligations, Trust 7, Class P,
                   09/22/21 (I/O) ...............................        875,086
                 Collateralized Mortgage Securities
                   Corporation,
  AAA     1,500    Series 1990-5, Class 5-L,
                     09/20/20 (I/O) .............................         38,957
  AAA     4,000    Series 1991-9, Class 9-M,
                     11/20/21 (I/O) .............................        553,463
                 Federal Home Loan Mortgage
                   Corporation,
         21,418    Series G-3, Class G-3-S,
                     04/25/19 (I/O) .............................        956,533
          5,300    Series 113, Class 113-M,
                     05/15/21 (I/O) .............................      1,440,540
         13,500    Series 181, Class 181-F,
                     08/15/21 (I/O) .............................      2,093,364
          1,400    Series 1125, Class 1125-F,
                     08/15/21 (I/O) .............................        392,824
          3,400    Series 1185, Class 1185-C,
                     12/15/06 (I/O) .............................        618,879
          3,400    Series 1283, Class 1283-X,
                     06/15/22 (I/O) .............................      1,019,703
            822    Series 1338, Class 1338-Q,
                     08/15/07 (P/O) .............................        698,683
          4,700    Series 1360, Class 1360-PT,
                     12/15/17 (I/O) .............................      1,031,551
          4,700    Series 1404, Class 1404-E,
                     01/15/06 (I/O) .............................        613,152
          6,887    Series 1422, Class 1422-IB,
                     11/15/07 (I/O) .............................      1,257,696
         20,248    Series 1506, Class 1506-SA,
                     01/15/05 (I/O) .............................        333,484
         51,497    Series 1546, Class 1546-SF,
                     12/15/21 (I/O) .............................      2,397,164

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
  RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 STRIPPED MORTGAGE-BACKED
                   SECURITIES--(CONT'D)
        $27,661    Series 1605, Class 1605-S,
                     08/15/06 (I/O) .............................      $ 669,670
         18,315    Series 1621, Class 1621-SJ,
                     10/15/20 (I/O) .............................        753,308
         28,404    Series 1640, Class 1640-SD,
                     12/15/00 (I/O) .............................        648,179
          7,053    Series 1662, Class 1662-PO,
                     01/15/09 (P/O) .............................      5,484,798
          1,536    Series 1664, Class 1664-C,
                     11/15/23 (P/O) .............................      1,395,118
          3,271    Series 1721, Class 1721-OC,
                     05/15/24 (P/O) .............................      1,624,066
         52,664    Series 1790, Class 1790-D,
                     11/15/23 (I/O) .............................      1,283,689
        143,000    Series 1809, Class 1809-SC,
                     12/15/23 (I/O) .............................     14,836,250
          5,416    Series 1849, Class 1849-EL,
                     12/15/08 (I/O) .............................      1,130,500
          8,150    Series 1870, Class 1870-PA,
                     08/15/01 (P/O) .............................      7,008,721
          3,706    Series 1900, Class 1900-SD,
                     01/15/23 (I/O) .............................      1,155,657
         20,378    Series 1950, Class 1950-SA,
                     10/15/22 (I/O) .............................        541,286
                 Federal National Mortgage
                   Association,
          3,323    Trust 3, Class 1,
                    02/01/17  (P/O) .............................      2,705,040
          2,647  Trust 5, Class 1, 09/01/07 (P/O) ...............      2,155,938
         14,016    Trust 25, Class
                     2, 02/01/13 (I/O) ..........................      1,377,206
          1,414    Trust 60, Class 1,
                     01/01/19 (P/O) .............................      1,131,955
          1,800    Trust 1990-76, Class 76-N,
                     07/25/20 (I/O) .............................         47,306
          2,300    Trust 1990-106, Class 106-K,
                     09/25/20 (I/O) .............................        622,954
            694    Trust 1991-G44, Class G44-H,
                     11/25/21 (P/O) .............................        594,978
          2,300    Trust 1991-G46, Class G46-K,
                     12/15/09 (I/O) .............................        582,445
          1,000    Trust 1991-29, Class 29-J,
                     04/25/21 (I/O) .............................        345,984
          3,100    Trust 1991-80, Class 80-Q,
                     07/25/21 (I/O) .............................        946,622
            924    Trust 1991-167, Class 167-B,
                     10/25/17 (P/O) .............................        662,093
          1,365    Trust 1991-167, Class 167-E,
                     10/25/17 (P/O) .............................        598,058
         13,179    Trust 1992-G45, Class G45-2,
                     08/25/22 (I/O) .............................      3,611,789
             30    Trust G1992-5, Class 5-E,
                     01/25/22 (I/O) .............................      1,190,022
          9,646    Trust 1992-18, Class 18-JA,
                     11/25/05 (I/O) .............................      1,145,021
         47,867    Trust G1993-31, Class 31-PS,
                     08/25/18 (I/O) .............................      1,703,593
          4,475    Trust 1993-48, Class 48-B,
                     04/25/08 (P/O) .............................      3,698,782
          2,367    Trust 1993-128, Class 128-B,
                     07/25/23 (P/O) .............................      2,258,899
          4,726    Trust 1993-150, Class 150-B,
                     09/25/20 (P/O) .............................      4,595,653
          1,682    Trust 1993-151, Class 151-E,
                     05/25/23 (P/O) .............................      1,603,067
            282    Trust 1993-194, Class 194-C,
                     09/25/23 (P/O) .............................        279,659
         60,166    Trust 1993-202, Class 202-SL,
                     11/25/23 (I/O) .............................      2,875,937
         26,767    Trust 1993-240, Class 240-PS,
                     09/25/12 (I/O) .............................        757,236
         11,812    Trust 1994-8, Class 8-G,
                     11/25/23 (P/O) .............................      8,598,794
          4,703    Trust 1994-53, Class 53-EA,
                     11/25/23 (P/O) .............................      3,420,617
          7,300    Trust 1996-24, Class 24-SB,
                     10/25/08 (I/O) .............................      1,615,125
          9,471    Trust 1996-40, Class 40-SG,
                     03/25/09 (I/O) .............................      1,947,396
         86,912    Trust 1997-35, Class 35-SB,
                     03/25/09 (I/O) .............................      2,512,301
         58,879    Trust 1997-37, Class 37-SX,
                     08/18/18 (I/O) .............................      1,582,375
          8,305  Merrill Lynch Trust,
                   Series 43, Class F,
                   08/27/15 (I/O) ...............................      1,527,143
                                                                     -----------
                                                                     107,546,309
                                                                     -----------
                 COLLATERALIZED MORTGAGE
                   OBLIGATION RESIDUALS**--0.1%
  AAA        10  Fleet Mortgage Securities, Inc.,
                   Series 1989-3, Class R,
                   09/01/19 # ...................................        528,918
                                                                     -----------
                 U.S. GOVERNMENT SECURITIES--22.1%
        270,000+ U.S. Treasury Bonds,
                   6.125%, 11/15/27 .............................    277,468,200
                 U.S. Treasury Notes,
          4,180    5.750%, 09/30/99 .............................      4,185,894
         12,500+   6.125%, 08/15/07 .............................     12,845,750
                                                                     -----------
                                                                     294,499,844
                                                                     -----------
                 TAXABLE ZERO COUPON BONDS--17.8%
        287,000+ U.S. Treasury Receipt,
                   05/15/01 .....................................    237,376,230
                                                                     -----------
                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
  RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 TAXABLE MUNICIPAL BONDS--2.0%
  AAA   $ 1,000  Kern County California Pension
                   Obligation, 6.27%, 08/15/01 ..................   $ 1,005,670
  AAA     2,035  Long Beach California Pension
                   Obligation, 6.45%, 09/01/01 ..................     2,057,120
  AAA     6,000  Los Angeles County
                   California Pension Obligation,
                   Series D, 6.38%, 06/30/01 ....................     6,064,980
  BBB+    5,000  New York City, G.O., Series 1,
                   6.40%, 03/15/01 ..............................     5,010,800
  BBB+    5,000  New York City, G.O., Series 1,
                   7.24%, 04/15/01 ..............................     5,132,000
  BBB     1,000  New York State Environmental Facility,
                   Series A, 6.62%, 03/15/01 ....................     1,011,290
  BBB     3,345  New York State Housing
                   Finance Agency, Series B,
                   7.14%, 09/15/02 ..............................     3,435,148
  BBB     2,000  New York State Urban Development,
                   Series B, 6.90%, 04/01/01 ....................     2,032,040
  AA      1,000  St. Joseph's Health System California,
                   Series A, 7.02%, 07/01/01                          1,024,710
                                                                 --------------
                                                                     26,773,758
                                                                 --------------
                 MONEY MARKET INSTRUMENTS--7.3%
  AAA    65,000  AIM Prime Portfolio
                   Principal Money Market Strip
                   Zero Coupon, 01/02/01 ........................    54,947,490
  AAA    50,000  Goldman Sachs Money Market,
                   Zero Coupon, 01/02/01 ........................    42,243,250
                                                                 --------------
                                                                     97,190,740
                                                                 --------------
                 PUT OPTION PURCHASED--0.0%
            300  Over-the-Counter Put, 3-month
                   LIBOR over 6.63%, Expires
                   05/15/07 ...................................          84,000
                                                                 --------------
                 Total investments before
                   investments sold short--122.5%
                   (cost $1,618,928,768) ......................   1,630,010,486
                                                                 --------------
                 INVESTMENTS SOLD SHORT--(11.5%)
        116,000  U.S. Treasury Bonds,
                   6.625%, 02/15/27 ...........................     125,931,920)
                                                                 --------------
         27,746  U.S. Treasury Notes,
                   3.625%, 07/15/02 ...........................     (27,607,121)
                                                                 --------------
                 Total investments sold short
                   (proceeds $144,219,316) ....................    (153,539,041)
                                                                 --------------
                  Total investments
                   net of investments
                   sold short--111.0% .........................   1,476,471,445
                 Liabilities in excess of other
                   assets--(11.0%) ............................    (145,769,118)
                                                                 --------------
                NET ASSETS--100%                                 $1,330,702,327
                                                                 ==============

------------
    * Using the higher of Standard & Poor's or Moody's rating.
   ** Illiquid securities representing 0.04% of portfolio assets.
    # Private placements restricted as to resale.
    + Partial  principal amount pledged  as  collateral for  reverse  repurchase agreements.
    @ Partial principal amount pledged as collateral for futures transactions.

    -------------------------------------------------------------------

                                KEY TO ABBREVIATIONS

     ARM    --Adjustable Rate Mortgage. CMO --Collateralized Mortgage
              Obligation.
     G.O.   --General Obligation.
     I      --Denotes CMO with Interest Only Characteristics.
     I/O    --Interest Only.
     P      --Denotes CMO with Principal Only Characteristics.
     P/O    --Principal Only.
     REMIC  --Real Estate Mortgage Investment Conduit.

     -------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

   ----------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF ASSETS
AND LIABILITIES
DECEMBER 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS
Investments, at value
  (cost $1,618,928,768) (Note 1) ............................    $1,630,010,486
Deposits with brokers as collateral
  for investments sold short ................................       175,276,736
Receivable for investments sold .............................        11,733,049
Interest receivable .........................................        13,861,113
Unrealized appreciation on interest rate swaps
  (Notes 1 &3) ..............................................            81,676
Due from broker-variation margin ............................           625,312
Other assets ................................................            81,477
                                                                 --------------
                                                                  1,831,669,849
                                                                 --------------
LIABILITIES
Reverse repurchase agreements (Note 4) ......................       313,042,446
Investments sold short, at value
  (proceeds $144,219,316) (Note 1) ..........................       153,539,041
Payable for investments purchased ...........................        19,073,135
Bank overdraft ..............................................           106,001
Interest payable ............................................         4,193,805
Unrealized depreciation on interest rate
  swaptions .................................................         2,932,500
Unrealized depreciation on interest rate caps
  (Notes 1 & 3) .............................................            64,280
Dividends payable ...........................................         4,728,952
Advisory fee payable (Note 2) ...............................           453,116
Administration fee payable (Note 2) .........................           113,279
Other accounts payable and accrued expenses .................         2,720,968
                                                                 --------------
                                                                    500,967,523
                                                                 --------------
NET ASSETS ..................................................     1,330,702,326
                                                                 ==============
Net assets were comprised of:
  Common stock, at par (Note 5) .............................         1,420,106
  Paid-in capital in excess of par ..........................     1,337,370,873
                                                                ---------------
                                                                  1,338,790,979
  Undistributed net investment income .......................        59,294,517
  Accumulated net realized loss .............................       (67,209,795)
  Net unrealized depreciation ...............................          (173,375)
                                                                 --------------
  Net assets, December 31, 1997 .............................    $1,330,702,326
                                                                 ==============
Net asset value per share:
  ($1,330,702,326 / 142,010,583 shares of
  common stock issued and outstanding) ......................             $9.37
                                                                          =====
NET INVESTMENT INCOME
Income
  Interest (including net amortization of premium
    of $5,007,881 and net of interest expense
    of $13,350,965) ..........................................     $ 44,124,305
                                                                   ------------
Operating expenses
  Investment advisory ........................................        2,658,345
  Administration .............................................          664,586
  Reports to shareholders ....................................          152,545
  Custodian ..................................................          144,440
  Transfer agent .............................................           54,280
  Audit ......................................................           50,784
  Directors ..................................................           50,840
  Legal ......................................................           30,240
  Miscellaneous ..............................................          202,487
                                                                   ------------
    Total operating expenses .................................        4,008,547
                                                                   ------------
  Net investment income before excise tax ....................       40,115,758
  Excise tax .................................................        2,000,000
                                                                   ------------
  Net investment income ......................................       38,115,758
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................        7,801,381
  Short sales ................................................       (1,531,628)
  Futures ....................................................      (11,286,118)
                                                                   ------------
                                                                     (5,016,365)
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       46,502,226
  Short sales ................................................       (9,319,725)
  Options ....................................................          628,813
  Futures ....................................................          862,008
                                                                   ------------
                                                                     38,673,322
                                                                   ------------
Net gain on investments ......................................       33,656,957
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................     $ 71,772,715
                                                                   ============
                 See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
 Cash flows used for operating activities:
 Interest received, net of interest purchased .............     $    62,767,112
 Operating expenses and excise taxes paid .................          (3,787,157)
 Interest expense paid ....................................         (10,066,126)
 Purchase of long-term portfolio investments ..............      (4,770,676,088)
 Sale of long-term portfolio investments ..................       5,033,650,056
 Other ....................................................              10,950
                                                                  -------------
 Net cash flows used for operating
  activities ..............................................         311,898,747
                                                                  -------------
Cash flows provided by financing activities:
  Decrease in reverse repurchase agreements ...............        (282,740,929)
  Dividends paid ..........................................         (29,653,199)
                                                                  -------------
  Net cash flows provided by financing
    activities ............................................        (312,394,128)
                                                                  -------------
Net decrease in cash ......................................            (495,381)
Cash at beginning of period ...............................             389,380
                                                                  -------------
Cash at end of period .....................................       $    (106,001)
                                                                  =============
RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO NET
CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ..............................................       $  71,772,715
                                                                  -------------
Decrease in investments ...................................         312,038,703
Net realized loss .........................................           5,016,365
Increase in unrealized depreciation .......................         (38,673,322)
Decrease in unrealized appreciation on
  interest rate cap .......................................           1,798,989
Decrease in unrealized appreciation on
  interest rate swaps .....................................              31,631
Decrease in interest receivable ...........................           5,291,842
Increase in receivable for investments sold ...............          (9,917,012)
Decrease in broker-variation margin .......................             174,773
Increase in deposits with brokers .........................        (175,276,736)
Decrease in deferred and prepaid assets ...................              10,950
Decrease in payable for investments purchased .............         (22,347,921)
Increase in payable for securities
  sold short ..............................................         153,539,041
Increase in interest payable ..............................           3,284,839
Increase in unrealized depreciation on
  interest rate swaptions .................................           2,932,500
Increase in accrued expenses and other
  liabilities .............................................           2,221,390
                                                                  -------------
  Total adjustments .......................................         240,126,032
                                                                  -------------
Net cash flows used for operating
  activities ..............................................       $ 311,898,747
                                                                  =============

-------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
(UNAUDITED)
-------------------------------------------------------------------------------

                                              SIX MONTHS             YEAR
                                                 ENDED              ENDED
                                               DECEMBER 31,        JUNE 30,
                                                  1997               1997
                                              ----------           ---------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income ..............     $    38,115,758      $    88,871,701
  Net realized loss
    on investments, short
    sales, options and futures .......          (5,016,365)          (2,464,524)
  Net change in unrealized
    appreciation (depreciation)
    on investments, short sales,
    options and futures ..............          38,673,322           30,422,403
                                           ---------------      ---------------
  Net increase
    in net assets resulting
    from operations ..................          71,772,715          116,829,580
Dividends from net
  investment income ..................         (33,954,834)         (56,747,067)
                                           ---------------      ---------------
Net increase .........................          37,817,881           60,082,513
NET ASSETS
Beginning of period ..................       1,292,884,445        1,232,801,932
                                           ---------------      ---------------
End of period ........................     $ 1,330,702,326      $ 1,292,884,445
                                           ===============      ===============

                 See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                 AUGUST 28,
                                                  SIX MONTHS                                                        1992*
                                                    ENDED                 YEAR ENDED JUNE 30,                        TO
                                                 DECEMBER 31,  -------------------------------------------        JUNE 30,
                                                    1997         1997       1996          1995       1994           1993
                                                  ---------   ----------  ---------    ---------  ---------      ---------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........... $    9.10    $   8.68    $    8.72    $     8.32  $     9.62   $     9.45
                                                 ---------    ---------   ----------   ----------  ----------   ----------
  Net investment income
(net of $0.09, $0.25, $0.22, $0.27,
     $0.12 and $0.04, respectively,
of interest expense) ...........................      0.27         0.62         0.58         0.61        0.64         0.66
  Net realized and unrealized gain (loss)
on investments,
    short sales, options and futures ...........      0.24         0.20        (0.17)        0.42       (1.23)        0.07
                                                 ---------    ---------   ----------    ---------  ----------   ----------
Net increase (decrease) from investment
 operations ....................................      0.51         0.82         0.41         1.03       (0.59)        0.73
                                                 ---------    ---------   ----------    ---------  -----------  ----------
Dividends from net investment income ...........     (0.24)       (0.40)       (0.45)       (0.63)      (0.71)       (0.54)
                                                 ---------    ---------   ----------    ---------  ----------   ----------
Capital charge with respect to issuance of shares       --           --           --           --          --        (0.02)
                                                 ---------    ---------   ----------    ---------  ----------   ----------
Net asset value, end of period** ............... $    9.37    $    9.10   $     8.68    $    8.72  $     8.32   $     9.62
                                                 =========    =========   ==========    =========  ==========   ==========
Market value, end of period** .................. $   8.563    $   8.125   $    7.625    $    7.50  $     8.00   $    9.375#
                                                 =========    =========   ==========    =========  ==========   ==========
TOTAL INVESTMENT RETURN+ .......................     8.30%        12.07%       7.83%        1.61%     (7.73)%        4.99%
RATIOS TO AVERAGE NET ASSETS:

Operating expenses+++                                0.60%++       0.63%       0.64%        0.63%       0.67%        0.60%++
Net investment income                                5.75%++       7.04%       6.57%        7.28%       6.97%        8.41%++

SUPPLEMENTAL DATA:
Average net assets (in thousands)                $ 1,314,725  $1,261,766  $1,248,679   $1,181,411  $1,295,131   $1,327,571
Portfolio turnover                                      207%        110%        216%         107%         91%         210%
Net assets, end of period (in thousands)         $ 1,330,702  $1,292,884  $1,232,802   $1,238,389  $1,182,120   $1 366,284
Reverse repurchase agreements outstanding,
 end of period
  (in thousands)                                 $   313,042  $ 595,783   $  352,757   $  489,335  $  395,559   $  498,618
Asset coverage@                                  $     5,251  $   3,170   $    4,495   $    3,531  $    3,988   $    3,740

-------------
 *   Commencement of investment operations.

** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # Net asset value immediately after the closing of the first public offering was $9.44.

 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the periods reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

++   Annualized.

+++ The ratios of operating expenses, including interest expense, to average net assets were 2.62%, 3.47%, 3.17%, 3.89%, 1.98%, and 0.97% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise taxes, to average net assets were 2.92%, 3.53%, 3.17%, 3.89%, 1.99% and 1.01% for the periods indicated
     above, respectively.

   @ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells (or purchases) an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written (or purchased). Premiums received or paid from writing (or purchasing) options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short posi-tion or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed annually. Dividends and distributions are recorded on the ex-dividend date.


DEFERRED ORGANIZATION EXPENSES: A total of $75,000 was incurred in connection with the organization of the Trust. These costs have been deferred and amortized ratably over a period of sixty months from the date the Trust commenced operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $852,363 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1997 aggregated $3,452,203,248 and $3,780,092,567, respectively.

The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1997, the Trust held 0.04% of its portfolio assets in illiquid securities all of which were restricted as to resale.

   The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

    The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $173,375 (gross unrealized appreciation--$37,338,573; gross unrealized depreciation-- $37,511,948).

   For federal income tax purposes, the Trust had a capital loss carryforward as of June 30, 1997 of approximately $61,510,800 of which $582,344 will expire in 2001, $22,753,973 will expire in 2002, $947,956 will expire in 2003, $34,764,750 will expire in 2004 and $2,461,777 will expire in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   During the six months ended December 31, 1997, the Trust entered into financial futures contracts. Details of the open contracts at December 31, 1997 were as follows:


                                             VALUE AT         VALUE AT        UNREALIZED
NUMBER OF                    EXPIRATION       TRADE         DECEMBER 31      APPRECIATION/
CONTRACTS     TYPE              DATE          DATE             1997          DEPRECIATION
--------     -----           --------        -------       -------------    ---------------
          Long position:
  106       5 Yr. T-Note      Mar.1998    ($11,457,460)    ($11,514,250)       ($56,790)
          Short position:
 1095        30 Yr. T-Bond    Mar.199      $130,876,755    $131,913,281      $1,036,526
                                                                             ----------
                                                                             $  979,736
                                                                             ==========

   During the six months ended December 31, 1997 the Trust entered into swap option ("swaption")agreements. Details of the open agreements at December 31, 1997 are as follows:

NOTIONAL                                                                        VALUE AT
 AMOUNT                FIXED      FLOATING       TERMINATION        COST/      DECEMBER 31,
 (000)         TYPE    RATE         RATE            DATE         (PREMIUM)       1997
--------    --------- -------     ---------     ------------    -----------  ------------
Purchased:
$200,000       Put    6.50%     3 month LIBOR     06/15/98      $2,540,000    $1,976,600
 200,000       Put    6.70%     3 month LIBOR     01/29/98       1,700,000        38,000
 200,000       Put    6.90%     3 month LIBOR     10/30/98       3,842,000     1,800,000
 160,000       Call   6.20%     3 month LIBOR     0 8/13/99      2,388,000     4,592,000

  Sold:
$480,000       Call   6.10%     3 month LIBOR     02/13/98     $(1,142,400)  $(2,256,000)
 450,000       Call   5.25%     3 month LIBOR     12/01/98      (1,462,500)   (1,638,000)
 350,000       Call   5.60%     3 month LIBOR     06/16/98      (1,330,000)     (910,000)


   During the six months ended December 31, 1997, the Trust entered into interest rate cap agreements. Details of the open agreements at December 31, 1997 are as follows:

NOTIONAL                                                                        VALUE AT
 AMOUNT                FIXED      FLOATING       TERMINATION        COST/      DECEMBER 31,
 (000)         TYPE    RATE         RATE            DATE         (PREMIUM)       1997
--------    --------- -------     ---------     ------------    -----------  ------------
Purchased:
$120,000    Interest  6.00%       3 month LIBOR    02/19/02       $3,199,280    $2,031,329
             Rate

  Sold:
($300,000)  Interest  VR          3 month LIBOR    08/08/01        ($3,600,000)  ($2,797,263)
             Rate
(200,000)   Interest  VR          3 month LIBOR    08/12/01        ($2,060,000)  ($1,759,066)
             Rate

   During the six months ended December 31, 1997, the Trust entered into interest rate swapagreements. Details of the open agreements at December 31, 1997 are as follows:


NOTIONAL                                                                        VALUE AT
 AMOUNT                FIXED      FLOATING       TERMINATION        COST/      DECEMBER 31,
 (000)         TYPE    RATE         RATE            DATE         (PREMIUM)       1997
--------    --------- -------     ---------     ------------    -----------  ------------
Purchased:
$509,25     Interest    6.37%    2 Year Forward    07/27/00      $        0     $2,936,936
             Rate

  Sold:
($350,000)  Interest    6.42%    3 Year Forward    07/27/01      ($       0)   ($3,010,154)
             Rate
 (10,908)   Interest    VR      10 Year Forward    06/13/11      ($ 154,894)    $        0
             Rate

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1997, was approximately $338,511,716 at a weighted average interest rate of approximately 5.30%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended December 31, 1997, was $369,930,373 as of August 31, 1997, which was 16.40% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares outstanding at December 31, 1997, the Adviser owned 10,583 shares.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                 TAX INFORMATION
-------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the calendar year ended December 31, 1997.

      During the year ended December 31, 1997, the Trust paid dividends of $0.40 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable on your 1997 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which were mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distribution.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                      THE BLACKROCK 2001 TERM TRUST INC.
                                INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment advisor for the Trust. BlackRock is a registered investment advisor specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the Adviser to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2001. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank andTrust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust,which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES  (ARMS):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:

Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:

When a fund's net asset value is greater than its stock price, the fund is said to be trading at a discount.

DIVIDEND:

Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:

Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:

Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:

Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE MORTGAGES:

Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY  SECURITIES (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:

Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:

Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES  (P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

PROJECT LOANS:

Mortgages for multi-family, low- to middle- income housing.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:

A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED SECURITIES:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

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

==========
BlackRock
==========

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

     The accompanying financial statements as of December 31, 1997 were not audited and accordingly, no opinion is expressed on them.

                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   32nd Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM

          ==========
The       BlackRock
          ==========
2001 Term Trust Inc.
====================
Consolidated
Semi-Annual Report
December 31, 1997